Exhibit 99.1

PRESS RELEASE

For Immediate Distribution

AGAPE ATP Corporation Announces 1-for-20 Reverse Stock Split

Effective August 30

KUALA LUMPUR, MALAYSIA, AUGUST 28, 2024 – AGAPE ATP Corporation (NASDAQ: ATPC) (“Agape” or “the Company”,) today announced the filing of a Certificate of Change with the Secretary of State of Nevada, effective on August 30, 2024, for a 1-for-20 reverse stock split of its shares of common stock, as disclosed in its filings with the Securities and Exchange Commission. The Company’s common stock will begin trading on a split-adjusted basis when the market opens on August 30, 2024. The number of authorized shares of Agape common stock is reduced from 1,000,000,000 to 50,000,000.

The Company’s shares of common stock will continue to trade on the NASDAQ under the symbol “ATPC” but will trade under a new CUSIP number. The reverse stock split is intended to increase the market price per share of the Company’s common stock in order to comply with NASDAQ’s continued listing standards relating to minimum price per share.

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

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About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit https://atpc.com.my/ .

PRESS RELEASE

For Immediate Distribution

Issued By: Swan Consultancy Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

Forward-Looking Statements

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the relaunch of ATPC Green Energy, the support from B&H Intec Solution, and the potential for energy-saving solutions in various sectors. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.